                             SCHRODER SERIES TRUST
                                   PROSPECTUS

                                INVESTOR SHARES

                                 MARCH 1, 1998
                           as revised August 1, 1998

Schroder Series Trust is an open-end management investment company offering by this Prospectus Investor Shares of five separate investment portfolios: Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund, and Schroder Short-Term Investment Fund. Schroder Capital Management Inc. ("Schroder") serves as investment adviser to each of the Funds. Each Fund pursues its investment objectives through the investment policies described in this Prospectus.

This Prospectus explains concisely the information that a prospective investor should know before investing in Investor Shares of the Funds. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the March 1, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-464-3108. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

              FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
 PLEASE CALL 1-800-730-2932 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT
                                  PROSPECTUS.
            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)                  SCHRODER SERIES TRUST
Schroder International Fund                        Schroder Large Capitalization
Schroder Emerging Markets Fund                     Equity Fund
Schroder U.S. Equity Fund                          Schroder Small Capitalization
Schroder Micro Cap Fund                            Value Fund
Schroder International Bond Fund                   Schroder MidCap Value Fund
Schroder U.S. Smaller Companies Fund               Schroder Investment Grade Income
Schroder International Smaller Companies Fund      Fund

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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                              Page
                                                              ----
Summary of Expenses.........................................    4
Financial Highlights........................................    5
Investment Objectives and Policies..........................   11
  Schroder Large Capitalization Equity Fund.................   11
  Schroder Small Capitalization Value Fund..................   12
  Schroder MidCap Value Fund................................   12
  Schroder Investment Grade Income Fund.....................   13
  Schroder Short-Term Investment Fund.......................   14
  Other Investment Practices and Risk Considerations........   15
  Portfolio Turnover........................................   18
How to Buy Shares...........................................   18
How to Sell Shares..........................................   20
Exchanges...................................................   20
Determination of Net Asset Value............................   21
Distributions...............................................   21
Taxes.......................................................   22
Management of the Trust.....................................   22
Performance Information.....................................   24
Additional Information about the Trust......................   24
Year 2000 Disclosure........................................   25

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                                        3

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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in Investor Shares of the Funds. The following tables summarize the expenses incurred by each Fund and attributable to its Investor Shares, based (for all Funds except the MidCap Value Fund) on its most recent fiscal year. Information for the MidCap Value Fund is based on estimated expenses for the Fund's current fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Investor Shares of the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases.....................  None
Maximum Sales Load Imposed on Reinvested Dividends..........  None
Deferred Sales Load.........................................  None
Redemption Fees.............................................  None
Exchange Fees...............................................  None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                            Schroder         Schroder      Schroder     Schroder      Schroder
                                             Large            Small         MidCap     Investment    Short-Term
                                         Capitalization   Capitalization    Value     Grade Income   Investment
                                          Equity Fund       Value Fund       Fund         Fund          Fund
                                         --------------   --------------   --------   ------------   ----------
Management Fees (after expense
  limitation and/or waiver)............       0.50(1)          0.95          0.68(1)      0.00(1)       0.38(1)
12b-1 Fees.............................       None             None          None         None          None
Other Expenses.........................       0.48             0.37          0.67         0.83          0.65
Total Fund Operating Expenses (after
  expense limitation and/or waiver)....       0.98(1)          1.32          1.35(1)      0.83(1)       1.03(1)

------------------------------
(1)The Management Fees and Total Fund Operating Expenses for Schroder Large Capitalization Equity Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund, and Schroder Short-Term Investment Fund reflect expense limitations and/or fee waivers currently in effect. See "Management of the Trust" below. In the absence of the limitations and waivers, Management Fees and Total Fund Operating Expenses, respectively, for Investor Shares of these Funds would be as follows: Schroder Large Capitalization Equity Fund - 0.75% and 1.23%; Schroder MidCap Value Fund - 0.90% and 1.57%; Schroder Investment Grade Income Fund - 0.50% and 1.33%; and Schroder Short-Term Investment Fund - 0.40% and 1.05%.

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                                        4

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                                              1 year   3 years   5 years   10 years
Funds:                                                        ------   -------   -------   --------
Schroder Large Capitalization Equity Fund...................   $10       $31       $54       $121
Schroder Small Capitalization Value Fund....................   $14       $42       $73       $160
Schroder MidCap Value Fund..................................   $14       $43        --         --
Schroder Investment Grade Income Fund.......................   $ 9       $27       $46       $103
Schroder Short-Term Investment Fund.........................   $11       $33       $57       $126

The tables and Example are provided to help you understand the expenses of investing in Investor Shares of each of the Funds and your share of the operating expenses of each Fund attributable to its Investor Shares. THE TABLES AND EXAMPLE DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURN WILL VARY.

FINANCIAL HIGHLIGHTS

The tables on the following pages present per share financial information for Investor Shares for the life of each Fund through October 31, 1997. This information has been audited by Arthur Andersen LLP, independent auditors. The report of Arthur Andersen LLP is incorporated by reference in the Statement of Additional Information.

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                                        5

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                         PERIOD ENDED
                                                                           YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                                                         1997       1996       1995        1994 (1)
                                                                        ------     ------     ------     -------------
NET ASSET VALUE AT BEGINNING OF PERIOD...............................   $ 12.18    $ 11.12    $  9.45       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2)..........................................      0.10       0.11       0.11          0.06
  Net Realized and Unrealized Gain (Loss) on Investments.............      3.04       1.92       1.63         (0.61)
                                                                        -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS...................................      3.14       2.03       1.74         (0.55)
                                                                        -------    -------    -------       -------
LESS DISTRIBUTIONS:
  From Net Investment Income.........................................     (0.11)     (0.13)     (0.07)         0.00
  From Net Realized Capital Gains....................................     (0.73)     (0.84)      0.00          0.00
                                                                        -------    -------    -------       -------
  Total Distributions................................................     (0.84)     (0.97)     (0.07)         0.00
                                                                        -------    -------    -------       -------

NET ASSET VALUE AT END OF PERIOD.....................................   $ 14.48    $ 12.18    $ 11.12       $  9.45
                                                                        =======    =======    =======       =======
TOTAL RETURN.........................................................     26.18%     19.30%     18.63%        (5.50)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)................................   $45,552    $42,905    $38,088       $21,309
  Ratio of Operating Expenses to Average Net Assets (2)..............      1.23%      1.26%      1.40%         1.30%(4)
  Ratio of Net Investment Income to Average Net Assets...............      0.63%      0.94%      1.27%         1.37%(4)
  Portfolio Turnover Rate............................................     64.91%     56.83%     83.15%       102.56%(3)
  Average Commission per Share (5)...................................   $  0.06    $  0.06       -           -

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $0.10 and 1.23%; 1996 - $0.11 and 1.26%; 1995 - $0.11 and 1.45%;
    1994 - $0.02 and 2.17%, respectively.
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          PERIOD ENDED
                                                                            YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                                          1997       1996       1995        1994 (2)
                                                                         ------     ------     ------     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD................................   $ 13.05    $ 10.77    $  9.77      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2)....................................     (0.05)     (0.05)     (0.03)         0.00
  Net Realized and Unrealized Gain (Loss) on Investments..............      5.65       2.34       1.03         (0.23)
                                                                         -------    -------    -------      --------
  TOTAL FROM INVESTMENT OPERATIONS....................................      5.60       2.29       1.00         (0.23)
                                                                         -------    -------    -------      --------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains.....................................     (0.98)     (0.01)      0.00          0.00
                                                                         -------    -------    -------      --------
  Total Distributions.................................................     (0.98)     (0.01)      0.00          0.00
                                                                         -------    -------    -------      --------
NET ASSET VALUE AT END OF PERIOD......................................   $ 17.67    $ 13.05    $ 10.77      $   9.77
                                                                         =======    =======    =======      ========
TOTAL RETURN..........................................................     48.46%     21.17%     10.27%        (2.30)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).................................   $96,709    $48,614    $47,929      $ 21,193
  Ratio of Operating Expenses to Average Net Assets (2)...............      1.32%      1.43%      1.56%         1.45%(4)
  Ratio of Net Investment Income to Average Net Assets................     (0.36)%    (0.34)%    (0.29)%        0.17%(4)
  Portfolio Turnover Rate.............................................     77.48%     81.63%     45.74%        18.53%(3)
  Average Commission per Share (5)....................................   $  0.06    $  0.06       -           -

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $(0.05) and 1.32%; 1996 - $(0.05) and 1.43%; 1995 - $(0.03) and
    1.62%; 1994 - $(0.04) and 3.15%, respectively.
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                     PERIOD ENDED
                                                                                                     OCTOBER 31,
                                                                                                       1997 (1)
                                                                                                     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD........................................................         $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2)............................................................             0.00
  Net Realized and Unrealized Gain on Investments.............................................             0.36
                                                                                                       --------
  TOTAL FROM INVESTMENT OPERATIONS............................................................             0.36
                                                                                                       --------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains.............................................................             0.00
                                                                                                       --------
  Total Distributions.........................................................................             0.00
                                                                                                       --------
NET ASSET VALUE AT END OF PERIOD..............................................................         $  10.36
                                                                                                       ========
TOTAL RETURN..................................................................................             3.60%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).........................................................         $ 10,066
  Ratio of Operating Expenses to Average Net Assets (2).......................................             1.35%(4)
  Ratio of Net Investment Income to Average Net Assets........................................            (0.13)%(4)
  Portfolio Turnover Rate.....................................................................            11.96%(3)
  Average Commission per Share (5)............................................................         $   0.06

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $(0.06) and 4.33%.
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          PERIOD ENDED
                                                                            YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                                          1997       1996       1995        1994 (1)
                                                                         ------     ------     ------     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD................................   $  9.70    $  9.93    $  9.14      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2)...........................................      0.49       0.53       0.59          0.34
  Net Realized and Unrealized Gain (Loss) on Investments..............      0.16      (0.11)      0.79         (0.83)
                                                                         -------    -------    -------      --------
  TOTAL FROM INVESTMENT OPERATIONS....................................      0.65       0.42       1.38         (0.49)
                                                                         -------    -------    -------      --------
LESS DISTRIBUTIONS:
  From Net Investment Income..........................................     (0.49)     (0.53)     (0.59)        (0.34)
  From Net Realized Capital Gains.....................................     (0.09)     (0.12)      0.00          0.00
  Tax Return of Capital...............................................      0.00       0.00       0.00         (0.03)
                                                                         -------    -------    -------      --------
  Total Distributions.................................................     (0.58)     (0.65)     (0.59)        (0.37)
                                                                         -------    -------    -------      --------
NET ASSET VALUE AT END OF PERIOD......................................   $  9.77    $  9.70    $  9.93      $   9.14
                                                                         =======    =======    =======      ========
TOTAL RETURN..........................................................      7.68%      4.38%     15.62%        (4.90)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).................................   $26,683    $23,708    $23,704      $ 12,905
  Ratio of Operating Expenses to Average Net Assets (2)...............      1.12%      1.12%      1.06%         0.87%(4)
  Ratio of Net Investment Income to Average Net Assets................      5.58%      5.46%      6.35%         6.39%(4)
  Portfolio Turnover Rate.............................................     43.65%     68.76%    113.50%       115.63%(3)

(1) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 -- $0.47 and 1.33%; 1996 -- $0.52 and 1.24%; 1995 -- $0.56 and 1.50%;
    1994 -- $0.21 and 3.98%, respectively.
(3) Not annualized.
(4) Annualized.

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                                        9

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          PERIOD ENDED
                                                                            YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                                          1997       1996       1995        1994 (1)
                                                                         ------     ------     ------     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD................................   $  9.87    $  9.88    $  9.88      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2)...........................................      0.46       0.45       0.49          0.30
  Net Realized and Unrealized Gain (Loss) on Investments..............     (0.00)      0.00       0.00         (0.12)
                                                                         -------    -------    -------      --------
  TOTAL FROM INVESTMENT OPERATIONS....................................      0.46       0.45       0.49          0.18
                                                                         -------    -------    -------      --------
LESS DISTRIBUTIONS:
  From Net Investment Income..........................................     (0.46)     (0.45)     (0.49)        (0.30)
  In Excess of Net Investment Income..................................      0.00      (0.01)      0.00          0.00
                                                                         -------    -------    -------      --------
  Total Distributions.................................................     (0.46)     (0.46)     (0.49)        (0.30)
                                                                         -------    -------    -------      --------
NET ASSET VALUE AT END OF PERIOD......................................   $  9.87    $  9.87    $  9.88      $   9.88
                                                                         =======    =======    =======      ========
TOTAL RETURN..........................................................      4.74%      4.63%      5.02%         1.83%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).................................   $27,346    $30,527    $33,936      $ 30,771
  Ratio of Operating Expenses to Average Net Assets (2)...............      1.03%      1.00%      0.95%         0.78%(4)
  Ratio of Net Investment Income to Average Net Assets................      4.64%      4.50%      4.91%         4.48%(4)
  Portfolio Turnover Rate.............................................     65.57%    154.66%     27.86%        71.38%(3)

(1) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 -- $0.46 and 1.05%; 1996 -- $0.45 and 1.00%; 1995 -- $0.47 and 1.08%;
    1994 -- $0.24 and 1.66%, respectively.
(3) Not annualized.
(4) Annualized.

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                                       10

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective or objectives which it pursues through the investment policies described below. Because of the differences in objectives and policies among the Funds, the Funds will achieve different investment returns and will be subject to varying degrees of market and financial risk. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change an investment objective of a Fund without shareholder approval. There is no assurance that any Fund will achieve its objective or objectives. Additional Funds may be created from time to time with different investment objectives and policies.

If the securities rating of a debt security held by a Fund declines below any minimum rating for securities in which the Fund may invest, the Fund will not be required to dispose of the security, but Schroder will consider whether continued investment in the security is consistent with the Fund's investment objectives. Certain of the Funds may also use a variety of derivative strategies including, without limitation, options, futures contracts, and forward contracts, and mortgage-backed securities described below. See "Other Investment Practices and Risk Considerations."

None of the Funds is intended to be a complete investment program, and there is no assurance that a Fund will achieve its objectives.

SCHRODER LARGE CAPITALIZATION EQUITY FUND

SCHRODER LARGE CAPITALIZATION EQUITY FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. The Fund invests in common stocks and other securities of companies with large market capitalizations that Schroder believes offer the potential for long-term growth of capital.

The Fund will under normal circumstances invest primarily in equity securities Schroder believes to be undervalued. In selecting such securities, Schroder will focus on industries and issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its market value to its book value, and its dividends, cash flow, financial strength, debt-to-capital ratio, working assets, and competitive position, as well as other factors Schroder may consider significant in a particular industry or under varying market conditions. In identifying undervalued securities, Schroder may make investment judgments contrary to those of most investors.

The Fund will normally invest at least 65% of its total assets in equity securities, including common and preferred stocks and warrants to purchase common or preferred stocks, of companies with large market capitalizations (generally more than $5 billion). The Fund may invest the remainder of its assets in equity securities of smaller companies or in debt securities if Schroder believes they would help achieve the Fund's objective. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. The Fund may also hold a portion of its assets in cash or money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

SCHRODER SMALL CAPITALIZATION VALUE FUND

SCHRODER SMALL CAPITALIZATION VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION. The Fund invests primarily in equity securities of companies having relatively small market capitalization (generally less than $1.5 billion) that Schroder believes have potential for capital appreciation. In choosing portfolio investments for the Fund, Schroder attempts to identify securities whose potential for long-term capital appreciation is not fully reflected in their market prices. This may be the result, for example, of the market's undervaluation of a company's potential for earnings growth or of its financial or business assets or other assets.

The companies in which the Fund invests may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

The Fund will normally invest at least 65% of its total assets in common and preferred stocks, and warrants to purchase common or preferred stocks, of companies having market capitalizations of less than $1.5 billion. The Fund may invest the remainder of its assets in equity securities of larger companies and in debt securities (including convertible bonds). Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. The Fund may also hold a portion of its assets in cash or money market instruments.

SCHRODER MIDCAP VALUE FUND

SCHRODER MIDCAP VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. The Fund invests primarily in publicly traded common stocks of "mid-cap" companies -- companies with market capitalizations of between $750 million and $5 billion. In choosing portfolio investments for the Fund, Schroder attempts to identify securities whose potential for long-term capital appreciation is not fully reflected in their market prices. This may be the result, for example, of the market's undervaluation of a company's potential for earnings growth or of its financial or business assets or other assets.

The companies in which the Fund invests may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

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Although the Fund will seek to invest principally in common stocks, it may also invest in preferred stocks, warrants, and securities convertible into common or preferred stocks if Schroder believes such investments would help achieve the Fund's objective. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies determined by Schroder to be "mid-cap" companies.

The Fund may invest a portion of its assets in debt securities (including convertible bonds). Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. The Fund may also hold a portion of its assets in cash or money market instruments.

SCHRODER INVESTMENT GRADE INCOME FUND

SCHRODER INVESTMENT GRADE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective. The Fund may invest in debt securities, including securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and corporate obligations, preferred stocks, and dividend-paying common stocks. The Fund will normally invest at least 90% of its total assets in U.S. Government securities and in debt securities and preferred stocks rated investment grade (or, if unrated, considered by Schroder to be of comparable quality). A security will be considered to be of "investment grade" if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's or BBB- by Standard & Poor's or, if unrated, determined by Schroder to be of comparable quality. The Fund will not invest in a security rated below A3 or A-if as a result more than 25% of the Fund's assets would, at the time of such investment, be invested in securities rated below those rating categories. The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, some of which may be backed by agencies or instrumentalities of the U.S. Government. See "Other Investment Practices and Risk Considerations -- Mortgage-backed securities." The Fund may also hold a portion of its assets in cash or money market instruments.

Schroder may take full advantage of the entire range of maturities of the securities in which the Fund may invest and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than ten years, for example).

Higher-rated securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from higher-rated securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of higher-rated securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations generally will be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than invest in higher yielding longer-term securities. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

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SCHRODER SHORT-TERM INVESTMENT FUND

SCHRODER SHORT-TERM INVESTMENT FUND'S OBJECTIVE IS TO SEEK AS HIGH A RATE OF INCOME AS SCHRODER BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. The Fund is designed for investors seeking income with relative stability of principal. While the Fund intends to declare and pay dividends daily and invest in short-term securities, it is not a money-market fund. The values of the securities owned by the Fund, and the Fund's net asset value, will fluctuate based on changes in interest rates and other factors affecting the values of securities in which the Fund may invest.

The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

     - Prime Commercial Paper: high-grade, short-term obligations issued by banks, corporations, and other issuers, rated P-1 by Moody's or A-1 by Standard & Poor's.
     - U.S. Government Securities: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.
     - Corporate Obligations: high-grade, short-term corporate obligations other than prime commercial paper, rated at least Aa by Moody's or AA by Standard & Poor's.
     - Bankers' Acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.
     - Bank Certificates of Deposit: certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may also invest in bank time deposits.
     - Repurchase Agreements: with respect to U.S. Government securities or any of the other debt securities described above.
     - Other Securities: rated at least Aa or P-1 by Moody's or AA or A-1 by Standard & Poor's. These may include investments in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, described below.

In addition, the Fund may invest in corporate obligations and other securities with a remaining maturity of one year or less and not otherwise meeting the rating requirements described above if (i) the issuer has outstanding commercial paper rated A-1 by Standard & Poor's or P-1 by Moody's (or the issuer's commercial paper program carries such a rating), (ii) Schroder determines that the credit characteristics and the terms and conditions of the securities to be purchased are at least as favorable to the Fund as those of such outstanding commercial paper, and (iii) Schroder assigns its own short-term credit rating to the securities, based on its own credit analysis, equivalent to a rating of A-1 by Standard & Poor's or P-1 by Moody's.

All of the Fund's investments will normally have remaining maturities, at the time of investment, of three years or less, and the average maturity of the Fund's portfolio securities based on their dollar value will not exceed one year at the time of each investment. When a security is subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. The Fund will under normal circumstances invest at least 65% of its assets in obligations with remaining maturities, at the time of investment, of two years or less.

A portion of the securities held by the Fund may consist of mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Schroder will calculate the

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"maturity" of such an obligation and other similar obligations, for purposes of determining the Fund's compliance with the requirements set out above, based on Schroder's estimate of the period of time remaining until all of the scheduled payments in respect of that obligation will have been made. That period may be shorter than the stated maturity of the obligation. The estimated remaining maturity of a mortgage-backed security is highly dependent on prepayment assumptions. If interest rates were to increase at a time when the Fund holds such an obligation, the estimated maturity of the obligation might be increased due to any anticipated reduction in prepayments on the mortgages underlying the obligation. Some of the mortgage-backed certificates and other interests in mortgage pools in which the Fund may invest may be backed by agencies or instrumentalities of the U.S. Government. See "Other Investment Practices and Risk Considerations -- Mortgage-backed securities."

Certain obligations purchased by the Fund may be variable or floating rate instruments, may involve a demand feature, and may include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity.

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Funds may also engage in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

Options and futures portfolio strategies. Each of the Funds may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on such securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. A Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

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A Fund may buy and sell futures contracts on U.S. Government securities or other debt securities. A futures contract on a debt security is a contract to buy or sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

A Fund may purchase and sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

A Fund may purchase and sell futures contracts, options on futures contracts, and options on securities indices for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

Risk factors in options and futures transactions. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that Schroder may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, a Fund's ability to terminate options and futures positions at times when Schroder deems it desirable to do so. Although a Fund will enter into an option or futures contract position only if Schroder believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Each Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Schroder to forecast market movements correctly.

Because the markets for certain options and futures contracts in which a Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such investments may be limited. A Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Fund's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

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For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

Mortgage-backed securities. Each Fund may invest a portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans, and may significantly shorten the effective maturities of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective maturities of such securities.

Mortgage-backed securities may offer yields higher than those available from many other types of debt securities, but they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the then-prevailing lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

Zero-coupon bonds. Each Fund which may invest in debt securities may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently.

Securities loans, repurchase agreements, and forward commitments. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

Foreign investments. Each Fund may invest without limit in securities principally traded in foreign markets, although it is not currently expected that any of the Funds will invest in securities of foreign issuers to a substantial degree. Each Fund may also purchase Eurodollar certificates of deposit without limitation. Because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

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In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

A Fund may buy or sell foreign currencies, foreign currency forward contracts, and options on foreign currencies for hedging purposes in connection with its foreign investments.

Temporary defensive strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.

Liquidity. A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

PORTFOLIO TURNOVER

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Annual portfolio turnover rates for the Funds (except for the MidCap Value Fund) are set forth under "Financial Highlights." Schroder MidCap Value Fund's annual portfolio turnover rate is expected to be less than 100% for the current fiscal year.

HOW TO BUY SHARES

Investors may purchase Investor Shares of the Funds by completing an Account Application and sending payment by check or wire as described below. An Account Application may be obtained from Schroder Fund Advisors Inc. or the Trust's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS"), or by calling (800) 464-3108.

Investor Shares of each of the Funds are sold at the net asset value per share of the Fund next determined after Schroder Fund Advisors Inc., the principal underwriter for the Trust, receives your order. In order for you to receive that day's net

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asset value, Schroder Fund Advisors Inc. must receive your order before the close of regular trading on the New York Stock Exchange.

The minimum initial investment in Investor Shares of the Trust is $25,000 (which may be allocated in any amounts among the various Funds). Schroder Fund Advisors Inc. may, in its sole discretion, accept smaller initial or subsequent investments so long as the investor is an employee of Schroder or any of its affiliates or has an investment account with Schroder in amounts specified by Schroder from time to time. None of the Funds issue share certificates.

PURCHASES BY CHECK

Purchases may be made by mailing a check (in U.S. dollars), payable to (i) Schroder Series Trust if you are purchasing shares of two or more Funds or (ii) the name of the Fund to be purchased (e.g., Schroder Small Capitalization Value
Fund) if you are purchasing shares of a single Fund. Third-party checks will not be accepted.

For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested to evidence the authority of the person or entity making the subscription request.

Complete and sign the Account Application and mail it with your check to:

       Schroder Series Trust
       P.O. Box 8507
       Boston, MA 02266

PURCHASES BY WIRE

If your initial investment is by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange on each day the Exchange is open for trading will be processed at the net asset value determined as of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Federal Reserve Bank wire instructions are as follows:

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02101
       ABA:  011000028
       Attn: Schroder Series Trust
       DDA:  9904-650-0
       FBO:  Account Registration
       A/C:  Account Number Assigned By BFDS -
             Name of Fund(s).

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Investor Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund in question and having a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Funds' net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Fund upon receipt by the investor. A gain or loss for federal income tax purposes may be realized by investors upon the exchange. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108.

You can make regular investments of $100 or more per month or quarter in Investor Shares of the Funds through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other financial intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through a financial intermediary, the intermediary may charge a fee for its services. Consult your financial intermediary for information.

HOW TO SELL SHARES
Investor Shares of each Fund may be redeemed on any business day by sending a letter of instruction or stock power form to BFDS. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and if it is signed exactly in accordance with the registration form. Signatures must be guaranteed by a bank, broker/dealer, or certain other financial institutions. BFDS may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.

Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received in writing by BFDS in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. The Trust will only redeem shares for which it has received payment.

EXCHANGES
You can exchange your Investor Shares of any Fund for Investor Shares of any other Fund at any time at their respective net asset values. To exchange shares, please call (800) 464-3108.

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For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.

DETERMINATION OF NET ASSET VALUE
EACH FUND CALCULATES THE NET ASSET VALUE OF ITS INVESTOR SHARES BY DIVIDING THE TOTAL VALUE OF ITS ASSETS ATTRIBUTABLE TO ITS INVESTOR SHARES, LESS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, BY THE NUMBER OF ITS INVESTOR SHARES OUTSTANDING. Shares are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by Schroder. The net asset value of a Fund's Investor Shares will generally differ from that of its other classes of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

DISTRIBUTIONS
Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund. The Large Capitalization Equity Fund, the Small Capitalization Value Fund, and the MidCap Value Fund distribute any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from net capital gains are made after applying any available capital loss carryovers.

Schroder Investment Grade Income Fund. The Investment Grade Income Fund distributes net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Schroder Short-Term Investment Fund. All of the net income of the Short-Term Investment Fund is declared each day the Fund is open for business as a dividend to shareholders of record at the time of the declaration. You begin earning dividends on the day after the Fund receives payment for your shares. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the preceding business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Investor Shares of your Fund; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares; or (3) receive all distributions in cash. You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

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TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than a year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than 1 year but not more than 18 months and from net gains on capital assets held for more than 18 months will be taxable to you as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation.

In order to permit Schroder Investment Grade Income Fund to maintain a more stable monthly dividend, that Fund may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by the Fund would be available to stabilize future dividends. As a result, the dividends paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during the period. None of the Funds intends to distribute in respect of any taxable year more than the Fund's net income for federal income tax purposes for that year, nor does any of the Funds intend to stabilize its dividends in any year in such a manner as to cause the Fund to pay federal tax.

In order to avoid dilution of the undistributed net investment income of Schroder Investment Grade Income Fund, that Fund follows an accounting practice known as "equalization." A portion of the purchase price paid for shares of the Fund (including shares purchased by reinvestment of Fund distributions) equal to the undistributed net investment income per share of the Fund at the time of purchase is segregated for accounting purposes and is available for payment of future dividends. As a result, future dividends may include a non-taxable return of capital to shareholders.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. The Trust's investment adviser is Schroder Capital Management Inc. ("Schroder"). Schroder is a wholly owned subsidiary of Schroder US Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder US Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and served as investment manager for approximately $3.4 billion as of June 30, 1998. Schroder US Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1997, had under management assets of approximately $175 billion. Schroder Fund Advisors Inc. is a wholly owned subsidiary

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of Schroder Capital Management International Inc. Schroder Capital Management
International Inc. is also a wholly owned subsidiary of Schroder US Holdings
Inc.

Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Schroder also manages the Trust's other affairs and business. The Trust's principal office is located at 787 Seventh Avenue, New York, New York 10019 (which is also the address of Schroder's principal office), and its telephone number is (212) 641-3900. Schroder has served as investment adviser to the Trust since its inception.

The Funds pay management fees to Schroder monthly at the following annual rates (based on the assets of each Fund taken separately): Schroder Large Capitalization Equity Fund -- 0.75% of the Fund's average net assets; Schroder Small Capitalization Value Fund -- 0.95% of the Fund's average net assets; Schroder MidCap Value Fund -- 0.90% of the Fund's average net assets; Schroder Investment Grade Income Fund -- 0.50% of the Fund's average net assets; and Schroder Short-Term Investment Fund -- 0.40% of the Fund's average net assets. In order to limit the Funds' expenses, Schroder has voluntarily agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 1998 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates: Schroder Large Capitalization Equity Fund -- 1.55% of the Fund's average net assets; Schroder Small Capitalization Value Fund -- 1.70% of the Fund's average net assets; Schroder MidCap Value Fund -- 1.35% of the Fund's average net assets; Schroder Investment Grade Income Fund -- 1.12% of the Fund's average net assets; and Schroder Short-Term Investment Fund -- 1.03% of the Fund's average net assets. In addition, Schroder has voluntarily undertaken, through the end of the current fiscal year, to waive a portion of the management fees it is entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund will pay management fees to Schroder at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund will pay no management fees. The Trust pays all expenses not assumed by Schroder, including Trustees' fees, auditing, legal, custodial, and investor servicing and shareholder reporting expenses.

Schroder's investment decisions for each of the Funds are generally made by a committee of Schroder's investment professionals. Mr. Paul Morris, Director and Portfolio Manager at Schroder, is primarily responsible for making recommendations to the committee for Schroder Large Capitalization Equity Fund. Ms. Nancy B. Tooke, Director, Senior Vice President and Portfolio Manager at Schroder, is primarily responsible for making recommendations to the committee for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund. Mr. Robert C. Michele, Director, Senior Vice President and Portfolio Manager at Schroder, and Mr. Richard Gotterer, Assistant Vice President and Portfolio Manager at Schroder, are primarily responsible for making recommendations to the committee for Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund. Ms. Tooke has had her responsibilities since the organization of the Funds. Messrs. Morris, Michele, and Gotterer have had their responsibilities since March 1997, April 1998, and March 1998, respectively. Each of the named managers has several years of experience in managing investment portfolios comparable to those for which each has such responsibility. Mr. Gotterer has been a member of the team managing Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund since the organization of the Funds.

Schroder places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, Schroder may consider research and brokerage services furnished to it and its affiliates. Schroder & Co. Inc. and Lewco Securities Corp., affiliates of Schroder, may receive brokerage commissions from the Funds in accordance with procedures adopted by the

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Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, Schroder may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

PERFORMANCE INFORMATION

Yield and total return data relating to Investor Shares of the Funds may from time to time be included in advertisements about the Funds. The "yield" of a Fund's Investor Shares is calculated by dividing the Fund's annualized net investment income per Investor Shares during a recent 30-day period by the net asset value per Investor Shares on the last day of that period. When a Fund's "total return" is advertised with respect to Investor Shares, it will be calculated for the past year, the past five years, and the past ten years (or if a Fund's Investor Shares have been offered for a period shorter than one, five, or ten years, that period will be substituted) through the most recent calendar quarter, as more fully described in the Statement of Additional Information. Total return for any period of one year or less represents the actual rate of return on such an investment earned during the period, although annualized figures may also be shown in advertisements. Total return quotations assume that all dividends and distributions are reinvested when paid.

ALL DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's Investor Shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to its Investor Shares. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's Investor Shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's Investor Shares may be compared to various indices. See the Statement of Additional Information for more information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust in 1993. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into five different series. Each Fund's shares (except the Short-Term Investment
Fund) are presently divided into two classes, Investor Shares, which are offered through this Prospectus, and Advisor Shares, which are offered through a separate prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, which will affect their performance relative to Investor Shares. To obtain more information about Advisor Shares, contact Schroder Series Trust at (800) 464-3108.

Each share has one vote, with fractional shares voting proportionally. Shareholders of a class or series of shares generally have separate voting rights with respect to matters that affect only that class or series. See "Organization and Capitalization" in the Statement of Additional Information. Shares are freely transferable and are entitled to dividends and other distributions as declared by the Trustees. Dividends and other distributions paid by the Funds on their two classes of shares will normally differ in amount due to the differing expenses borne by the two classes. If a Fund were liquidated, each class of shares would receive the net assets of the Fund attributable to that class. A Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold

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annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

Due to their ownership of shares of certain of the Funds, the Schroder & Co. Inc. Profit-Sharing, Savings Incentive, and Pension Plans and the Lewco Securities Corp. Profit-Sharing, Thrift, and Pension Plans may be deemed to control those Funds. See the Statement of Additional Information.

If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, is the principal underwriter for the Trust. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's administrator and custodian. The Trust currently pays State Street fees for its services as administrator at the annual rate of 0.08% of each Fund's average daily net assets (subject to certain minimum charges). The Trust's transfer agent and registrar is Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

YEAR 2000 DISCLOSURE
--------------------

The Funds receive services from Schroder, Schroder Fund Advisors Inc., BFDS, State Street Bank and Trust Company, and other providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

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                             Schroder Series Trust
                                 P.O. Box 8507
                                Boston, MA 02266
                                  800-464-3108
                                     0798WS

          [Schroder LOGO]

                                  ----------------------------------------------

              SCHRODER SERIES TRUST

              Schroder Large
              Capitalization Equity Fund

              Schroder Small
              Capitalization Value Fund

              Schroder MidCap
              Value Fund

              Schroder Investment
              Grade Income Fund

              Schroder Short-Term
              Investment Fund

              Investor Shares

              PROSPECTUS

              March 1, 1998
              as revised August 1, 1998